Exhibit 10.4

YUMANITY THERAPEUTICS, INC.

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 to Registration Rights Agreement (this “Amendment”) is made as of December             , 2022, by and among Yumanity Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers (as defined in the Agreement, which is defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 (as such may be amended from time to time, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Kineta, Inc., a Washington corporation (“Kineta”), pursuant to which Kineta will become a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and certain of the Purchasers (each an “Original Purchaser”) entered into (i) a Securities Purchase Agreement dated as of June 5, 2022, as amended by the Amendment No. 1 to Securities Purchase Agreement dated as of October 24, 2022 (as such may be further amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Purchaser certain shares of the Company’s common stock, par value $0.001 per share and (ii) a Registration Rights Agreement dated as of June 5, 2022 as amended by the Amendment No. 1 to Registration Rights Agreement dated as of October 24, 2022 (as such may be further amended from time to time, the “Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company and the undersigned Purchasers are entering into an Amendment No. 2 to the PIPE Agreement (the “PIPE Amendment”);

WHEREAS, certain parties hereto (each a “New Purchaser”) (i) are entering into the PIPE Amendment to become parties to the PIPE Agreement as “Purchasers” (as defined therein) thereunder and (ii) desire to enter into the Agreement and are executing and delivering this Amendment to acknowledge the terms hereof and to become parties to the Agreement as Purchasers thereunder; and

WHEREAS, the Company and the undersigned Purchasers, which include all of the Original Purchasers, now wish to amend the Agreement as set forth herein;

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.      Amendments to Registration Rights Agreement.

a.    Preamble to the Agreement is hereby amended and restated in its entirety to read as follows:

“THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 5, 2022, by and among Yumanity Therapeutics, Inc., a Delaware corporation (the “Company”), and the purchasers set forth on Schedule 1 hereto (each, a “Purchaser”, and collectively, the “Purchasers”), and shall become effective, subject to Section 8.1 below, as of the First Tranche Closing (as defined in the Purchase Agreement, defined below).”

b.    Recital C of the Agreement is hereby amended and restated in its entirety to read as follows:

“In connection with the Merger and pursuant to the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of June 5, 2022 (as such may be amended and/or restated from time to time, the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers on the applicable Closing Date shares of Common Stock (the “Shares”).”

c.    The definition of “Closing Date” in Article I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Closing Date” means the applicable date of the closing of the acquisition and issuance of the Shares pursuant to the Purchase Agreement, which may be the First Tranche Closing Date (as defined in the Purchase Agreement) or the Second Tranche Closing Date (as defined in the Purchase Agreement).”

d.    Section 2.1 is hereby amended such that the fourth sentence thereof is amended and restated in its entirety to read as follows:

“The Company shall use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline, and, subject to Section 4.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities or (ii) the date that is two (2) years following the applicable Closing Date (as defined in the Purchase Agreement) (the “Effectiveness Period”). For the avoidance of doubt, the Company may be required to file more than one Registration Statement pursuant to this Section 2.1 to register resale of both the First Tranche Shares and the Second Tranche Shares (as defined in the Purchase Agreement).”

e.    Section 8.5 of the Agreement is hereby amended such that, following the First Tranche Closing (as defined in the Purchase Agreement), copies of notices or other communications or deliveries under the Agreement delivered to the Company shall also be sent to Orrick, Herrington & Sutcliffe LLP.

f.    Section 8.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the First Tranche Closing under the Purchase Agreement, and this Agreement shall not be effective until the First Tranche Closing. If the Purchase Agreement shall be terminated prior to the First Tranche Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).”

g.    Schedule 1 to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

h.    Upon the effectiveness of this Amendment, (i) Genetox, Inc. (“Genetox”), an Original Purchaser, shall be relieved of all obligations to perform under the Agreement (except for purposes of this Amendment) and shall no longer be a party to the Agreement (except for purposes of this Amendment), and all rights of Genetox under the Agreement (except for purposes of this Amendment) shall terminate and (ii) there shall be no liability under the Agreement on the part of Genetox, on the one hand, nor any other party to this Amendment, on the other hand.

i.    Effective upon the execution and delivery of this Amendment by a New Purchaser, each such New Purchaser shall be deemed a party to the Agreement for all purposes as a “Purchaser” thereunder. The Company may update Schedule 1 to the Agreement to reflect the addition of each such New Purchaser without the approval of any other party to the Agreement.

2.      Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby. All provisions and terms of the Agreement not specifically altered by this Amendment shall remain in full force and effect.

3.      Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Purchasers shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.      Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

The parties have executed this Amendment No. 2 to Registration Rights Agreement as of the date first written above.

THE COMPANY:

YUMANITY THERAPEUTICS, INC.

By:
(Signature)

Name:
Title:

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

The parties have executed this Amendment No. 2 to Registration Rights Agreement as of the date first written above.

PURCHASERS:

[ ]

By:
(Signature)

Name:
Title:

[ ]

By:
(Signature)

Name:
Title:

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT